UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Associated Banc-Corp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SEC 1913 (11-01)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on April 26, 2011, for Associated Banc-Corp You are receiving this communication because you hold shares in the above named company. This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the internet. You may view the proxy materials online at www.proxydocs.com/asbc or easily request a paper copy free of charge (see reverse side). YOUR VOTE IS IMPORTANT! For a Convenient Way to VIEW Proxy Materials and VOTE Online go to: www.proxydocs.com/asbc Proxy Materials Available to View or Receive: 1. Proxy Statement 2. Annual Report 3. Form 10-K A PAPER COPY OF THE MATERIAL CAN BE REQUESTED FREE OF CHARGE USING ANY OF THE METHODS LISTED ON THE BACK OF THIS LETTER. You must use the 12 digit control number in the shaded gray box below and follow the instructions on the website. ACCOUNT NO. SHARES Associated Banc-Corp Notice of Annual Meeting Date: April 26, 2011 Time: 11:00 A.M. (Central Time) Place: Fort Howard Theater — Bemis Center, St. Norbert College, 100 Grant Street, De Pere, Wisconsin You are cordially invited to attend the Annual Meeting of Shareholders of Associated Banc-Corp scheduled for 11:00 a.m. (CDT) on Tuesday, April 26, 2011, at the Fort Howard Theater — Bemis Center, St. Norbert College, 100 Grant Street, De Pere, Wisconsin. Associated’s Wealth Management professionals will present an economic/investment update beginning at 10:00 a.m. The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” the following. 1. Election of Directors Nominees 01 John F. Bergstrom 04 Ronald R. Harder 07 Eileen A. Kamerick 10 John C. Seramur 02 Ruth M. Crowley 05 William R. Hutchinson 08 Richard T. Lommen 11 Karen T. Van Lith 03 Philip B. Flynn 06 Robert A. Jeffe 09 J. Douglas Quick The Board of Directors recommends that you vote “FOR” the following. 2. The approval of an advisory (non-binding) proposal on executive compensation. 3. The ratifi cation of the selection of KPMG LLP as the independent registered public accounting fi rm for Associated Banc-Corp for the year ending December 31, 2011. 4. Such other business as may properly come before the meeting or any adjournment thereof. Should you desire directions to the annual meeting, please call 1-800-236-2722.

HOW TO VOTE Vote in Person: While we encourage shareholders to vote by the means indicated on the reverse, a shareholder is entitled to vote in person at the annual meeting. Additionally, a shareholder who has submitted a proxy before the meeting may revoke that proxy in person at the annual meeting. Vote Online: To vote online, go to www.proxydocs.com/asbc. Please have your 12 Digit Control Number available. Vote by Mail: You can vote by mail by returning the proxy card that will be included in our subsequent mailing if you request a paper copy of the material using the instructions described below. HOW TO REQUEST A PAPER COPY OF MATERIALS INTERNET: www.investorelections.com/asbc TELEPHONE: (866) 648-8133 *E-MAIL: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located on the reverse side) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. ***A PAPER COPY OF THE MATERIAL CAN BE REQUESTED FREE OF CHARGE USING ANY OF THE ABOVE METHODS*** If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before April 12, 2011.